Exhibit 99.1

System1 Announces Fourth Quarter & Full-Year 2021 Financial Results

Full-Year Revenue Up 47% Year-Over-Year to $833 Million, with Fourth

Quarter 2021 Revenue Up 48% Company Increases Guidance for 2022

LOS ANGELES, CA – April 4, 2022 – System1, Inc. (NYSE: SST) (“System1”), an omnichannel customer acquisition marketing platform, announced its results for the fourth quarter and full-year 2021, which represents the combined results of S1 Holdco, LLC (“S1 Holdco”) and Protected.net Group Limited (“Protected.net”) on a pro forma basis.

Michael Blend, Co-Founder & Chief Executive Officer of System1, commented, “We are excited to report our fourth quarter and full year 2021 results, which demonstrate the increasing value of our RAMP technology platform, while we continue to focus on growing our advertising and subscription businesses. For 2022, we see numerous opportunities to expand our business and will continue to invest in and innovate on our RAMP technology platform. As a new public company, we welcome our new shareholders who are joining us as we solidify our position as a leading privacy-centric digital marketer.”

Note

In January 2022, S1 Holdco and Protected.net combined with Trebia Acquisition Corp. (“Trebia”). The 2021 results of Trebia are excluded from this discussion of 2021 financial results, but the separately audited 2021 financial statements of Trebia, S1 Holdco and Protected.net are included in System1’s filings with the SEC. Refer to the tables at the end of this release to reconcile the pro forma results as presented herein to the individual financial results of S1 Holdco and Protected.net.

Fourth Quarter 2021 Financial Highlights

•	Revenue increased 48% year-over-year to $239 million compared to $161 million in the prior year.

•	Net income was $31 million compared to $7 million in the prior year.

•	Adjusted EBITDA increased 65% year-over-year to $37 million compared to $23 million in the prior year.

Full-Year 2021 Financial Highlights

•	Revenue increased 47% to $833 million compared to $567 million in the prior year.

•	Net income was $77 million compared $3 million in the prior year..

•	Adjusted EBITDA increased 103% to $127 million compared to $63 million in the prior year.

Full-Year 2022 Guidance

•	The Company expects revenue of $1.0 billion, up 20% year-over-year and Adjusted EBITDA of $174 million, up 37% year-over-year, respectively, for the full year 2022.

•

The guidance presented above includes the contribution of the RoadWarrior and CouponFollow acquisitions completed in Q1 2022, with such acquisitions accounting for $25 million of revenue and $15 million of Adjusted EBITDA reflected in the full year 2022 guidance.

Business Highlights

•	On January 28, 2022, System1, Inc. started trading on the New York Stock Exchange under the ticker symbol “SST.”

•	On February 10, 2022, the Company completed the acquisition of RoadWarrior, a subscription app focused on route planning for today’s ever-growing gig economy drivers.

•

On February 11, 2022, the Company announced that it has been named Microsoft Advertising’s 2021 Supply Partner of the Year Americas. This highly coveted award is given to the supply partner who has shown excellence in partnership with Microsoft Advertising across the board.

•	On March 4, 2022, the Company acquired CouponFollow, one of the largest coupon destinations for online shoppers.

About System1

System1 combines best-in-class technology & data science to operate its advanced Responsive Acquisition Marketing Platform (RAMP). System1’s RAMP is omnichannel and omnivertical, and built for a privacy-centric world. RAMP enables the building of powerful brands across multiple consumer verticals, the development & growth of a suite of privacy-focused products, and the delivery of high-intent customers to advertising partners. For more information, visit www.system1.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements “ within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, particularly any statements or materials regarding System1’s future results or “guidance” for fiscal year 2022. Forward-looking statements include, but are not limited to, statements regarding System1 or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Readers or users of this press release should evaluate the risk factors summarized below, which summary list is not exclusive. Readers or users of this press release should also carefully review the “Risk Factors” and other information included in our registration statements on Form S-4 (including the related proxy statement/prospectus) with respect to the business combination with Trebia Acquisition Corp. and on Form S-1 filed with the Securities and Exchange Commission (the “SEC ”), as well as System1’s Form 10-K, Form 8-K and other reports filed with the SEC from time to time. Please refer to the SEC filings for additional information regarding the risks and other factors that may impact System1’s business, prospects, financial results and operating performance following completion of the business combination.

Such risks, uncertainties and assumptions include, but are not limited to: (1) our ability to grow and manage growth profitably, and retain its key employees; (2) our ability to acquire businesses on acceptable terms and to successfully integrate and recognize anticipated synergies from acquired businesses; (3) use of cash and other available liquidity to grow and invest in our businesses; (4) continued growth of our digital media and subscription offerings; (5) international growth; (6) our ability to develop or introduce new products, services, features and technologies; (7) our liquidity and our ability to repay or refinance our outstanding indebtedness; (8) technology, platform and infrastructure systems capacity, coverage, reliability and security; (9) changes in or recent developments related to applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); (10) the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and (11) the impact of Covid-19 and other political or societal developments. The foregoing list of factors is not exclusive.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this press release. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this press release, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this press release. System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

Non-GAAP Measure Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure and represents a key metric used by System1’s management and board of directors to measure the operational strength and performance of its business, to establish budgets, and to develop operational goals for managing its business. Adjusted EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation and amortization expense, deferred compensation, management fees, minority interest expense, restructuring charges, impairment and certain discrete items impacting a particular segment’s results in a particular period.

System1 believes Adjusted EBITDA is relevant and useful information for investors because it allows investors to view performance in a manner similar to the method used by management. There are limitations on the use of Adjusted EBITDA and it may not be comparable to similarly titled measures of other companies. Other companies, including companies in System1’s industry, may calculate non-GAAP financial measures differently than System1 does, limiting the usefulness of those measures for comparative purposes.

Adjusted EBITDA should not be considered a substitute for income (loss) from operations, net income (loss), or net income (loss) attributable to System1 on a consolidated basis that System1 reports in accordance with GAAP. Although System1 uses Adjusted EBITDA as a financial measure to assess the performance of its business, such use is limited because it does not include certain costs necessary to operate System1’s business. System1’s presentation of Adjusted EBITDA should not be construed as indications that its future results will be unaffected by unusual or nonrecurring items.

The Company is not able to reasonably reconcile Adjusted EBITDA to net income, its nearest GAAP metric, in its guidance for future periods due to uncertainties regarding purchase accounting, stock-based compensation, taxes and other potential adjustments

The following tables reconcile net income (loss) to Adjusted EBITDA for the periods presented for S1 Holdco and Protected.net:

	3 mos ended Dec 31		12 mos ended Dec 31
S1 Holdco, LLC	2020	2021	2020	2021
($ in millions)
Net Income	$7.0	$3.1	$16.4	$33.0
Plus:
Income Tax Expense	1.5	0.3	1.9	1.0
Interest Expense	5.8	4.2	24.4	16.9
Depreciation & Amortization	3.1	3.6	13.8	13.9
Other Expense	0.2	0.1	0.4	0.1
Stock-Based Compensation	3.4	3.5	9.5	9.6
Terminated Product Lines	—	—	0.6	—
Acquisition & Restructuring Costs	1.3	8.0	3.8	13.7
Acquisition Earnout	0.1	0.0	2.7	0.2

Adjusted EBITDA	$22.2	$22.7	$73.4	$88.3

	3 mos ended Dec 31		12 mos ended Dec 31
Protected.net Group Ltd.	2020	2021	2020	2021
($ in millions)
Net Income (Loss)	$(0.4)	$27.7	$(13.3)	$43.6
Plus:
Income Tax Expense	—	(16.1)	—	(15.2)
Interest Expense	0.1	(0.1)	0.4	(0.4)
Depreciation & Amortization	0.0	0.1	0.1	0.2
Other Expense	0.4	2.1	3.0	8.8
Stock-Based Compensation	—	—	—	—
Terminated Product Lines	(0.3)	(0.0)	(1.8)	0.1
Acquisition & Restructuring Costs	0.5	0.7	0.5	1.7
Acquisition Earnout	—	—	—	—

Adjusted EBITDA	$0.3	$14.3	$(10.9)	$38.9

	3 mos ended Dec 31		12 mos ended Dec 31
Net Income	2020	2021	2020	2021
($ in millions)
S1 Holdco, LLC	$7.0	$3.1	$16.4	$33.0
Protected.net Group Ltd.	(0.4)	27.7	(13.3)	43.6

Net Income	$6.6	$30.8	$3.1	$76.5

	3 mos ended Dec 31		12 mos ended Dec 31
Adjusted EBITDA	2020	2021	2020	2021
($ in millions)
S1 Holdco, LLC	$22.2	$22.7	$73.4	$88.3
Protected.net Group Ltd.	0.3	14.3	(10.9)	38.9

Adjusted EBITDA	$22.5	$37.0	$62.5	$127.1

The following tables reconcile consolidated Revenue for the periods presented for S1 Holdco and Protected.net:

	3 mos ended Dec 31		12 mos ended Dec 31
Revenue	2020	2021	2020	2021
($ in millions)
S1 Holdco, LLC	$135.8	$199.8	$476.0	$688.4
Protected.net Group Ltd.	25.1	39.1	90.9	144.5

Revenue	$160.9	$238.9	$566.9	$832.9

Contacts:

Investors

Ashley DeSimone

ICR, Inc.

Ashley.desimone@icrinc.com

Brett Milotte

ICR, Inc.

Brett.milotte@icrinc.com

S1 Holdco

Unaudited Statements of Operations

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	199,803	171,446	169,579	147,561	135,755	117,268	100,019	122,935	688,389	488,586	317,140	475,977	340,222	222,954
Operating cost and expenses:
Cost of revenues	155,276	128,885	126,167	110,785	96,635	83,892	73,937	86,532	521,113	365,837	236,952	340,996	244,361	160,469
Salaries, commissions, and benefits	18,715	15,139	17,698	15,195	15,915	13,120	13,183	13,330	66,747	48,032	32,893	55,548	39,633	26,513
Selling, general, and administrative	14,650	7,936	6,277	6,950	5,863	7,095	4,879	5,142	35,813	21,163	13,227	22,979	17,116	10,021
Depreciation and amortization	3,625	3,459	3,112	3,689	3,082	3,331	3,889	3,530	13,885	10,260	6,801	13,832	10,750	7,419

Total operating costs and expenses	192,266	155,419	153,254	136,619	121,495	107,438	95,888	108,534	637,558	445,292	289,873	433,355	311,860	204,422
Operating income	7,537	16,027	16,325	10,942	14,260	9,830	4,131	14,401	50,831	43,294	27,267	42,622	28,362	18,532
Interest expense	4,162	4,184	4,476	4,048	5,781	5,741	6,332	6,497	16,870	12,708	8,524	24,351	18,570	12,829

Income (loss) from continuing operations before income tax	3,375	11,843	11,849	6,894	8,479	4,089	(2,201)	7,904	33,961	30,586	18,743	18,271	9,792	5,703
Income tax expense	262	475	77	151	1,527	198	(173)	355	965	703	228	1,907	380	182

Net income (loss) from continuing operations	3,113	11,368	11,772	6,743	6,952	3,891	(2,028)	7,549	32,996	29,883	18,515	16,364	9,412	5,521
Gain (loss) from discontinued operations, net of taxes	—	—	—	—	55,315	99	(4,460)	(3,557)	—	—	—	47,397	(7,918)	(8,017)

Net income	3,113	11,368	11,772	6,743	62,267	3,990	(6,488)	3,992	32,996	29,883	18,515	63,761	1,494	(2,496)

S1 Holdco

Unaudited Condensed Balance Sheet

(in thousands)

	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20
ASSETS
Current Assets:
Cash and cash equivalents	$47,896	$36,209	$34,567	$30,853	$29,013	$37,657	$33,985	$55,763
Accounts receivable, net of allowance for doubtful accounts	90,203	85,588	79,446	75,610	71,140	58,404	53,662	66,331
Prepaid expenses and other current assets	7,689	7,236	4,870	3,996	3,016	4,012	4,825	5,739
Assets of discontinued operations	—	—	—	—	—	20,602	13,936	13,229

Total current assets	145,788	129,033	118,883	110,459	103,169	120,675	106,408	141,062

Restricted Cash	$743	$—	$—	$—	$—	$—	$—	$—
Property and equipment, net	830	836	916	976	1,057	1,137	1,139	1,243
Internal-use software development costs, net	11,213	11,012	10,578	9,764	9,660	10,079	9,414	9,045
Intangible assets, net	50,368	52,534	54,698	56,740	59,009	60,829	52,638	54,764
Goodwill	44,820	44,820	44,820	44,820	44,820	44,820	54,566	54,898
Due from related party	2,469	2,469	2,453	1,222	969	969	—	—
Other assets	680	529	—	—	—	—	—	—
Assets of discontinued operations	—	—	—	—	—	67,714	69,138	70,101

Total Assets	$256,911	$241,233	$232,348	$223,981	$218,684	$306,223	$293,304	$331,114

LIABILITIES AND MEMBERS’ DEFICIT
Current Liabilities:
Accounts payable	$72,846	$64,625	$60,659	$57,410	$52,104	$40,690	$34,058	$42,476
Accrued expenses and other current liabilities	33,255	22,419	21,197	12,041	19,039	18,714	16,764	20,048
Notes payable, current	170,453	171,780	4,739	9,374	9,374	19,347	24,347	44,237
Liabilities of discontinued operations	—	—	—	—	—	62,523	56,303	47,141

Total current liabilities	276,554	258,824	86,595	78,825	80,517	141,274	131,473	153,902

Notes payable, non-current	$—	$—	$168,226	$169,411	$170,595	$226,417	$228,469	$229,432
Other long-term liabilities	8,758	9,368	9,051	16,497	15,801	12,935	11,821	13,208
Liabilities of discontinued operations	—	—	—	—	—	—	—	—

Total liabilities	$285,312	$268,192	$263,872	$264,733	$266,913	$380,626	$371,763	$396,543

Commitments and contingencies (Note 8)
Members’ deficit:
Members’ deficit in S1 Holdco	(28,829)	(27,182)	(31,646)	(40,850)	(47,886)	(74,078)	(78,017)	(64,753)
Accumulated other comprehensive income	428	223	122	98	(343)	(325)	(443)	(675)

Total members’ deficit	(28,401)	(26,959)	(31,524)	(40,752)	(48,229)	(74,403)	(78,460)	(65,428)

Total Liabilities And Members’ Deficit	$256,911	$241,233	$232,348	$223,981	$218,684	$306,223	$293,303	$331,115

S1 Holdco

Unaudited Condensed Statements of Cash Flow

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Cash Flows From Operating Activities:
Net cash provided by operating activities of continuing operations	21,336	12,056	17,185	10,128	15,714	12,971	9,122	14,600	60,705	39,369	27,313	52,407	36,693	23,722
Net cash used for operating activities of discontinued operations	—	—	—	—	(1,917)	1,979	(390)	(5,532)	—	—	—	(5,860)	(3,943)	(5,922)

Net cash provided by operating activities	21,336	12,056	17,185	10,128	13,797	14,950	8,732	9,068	60,705	39,369	27,313	46,547	32,750	17,800

Cash Flows From Investing Activities:
Purchases of property and equipment	(49)	—			(11)	(8)			(49)	—	—	(19)	(8)	—
Proceeds from sale of Protected	—	—			74,544	—			—	—	—	74,544	—
Expenditures for internal-use software development costs	(1,585)	(1,668)	(1,793)	(1,440)	(617)	(1,632)	(1,970)	(1,893)	(6,486)	(4,901)	(3,233)	(6,112)	(5,495)	(3,863)

Net cash provided by (used in) investing activities of continuing operations	(1,634)	(1,668)	(1,793)	(1,440)	73,916	(1,640)	(1,970)	(1,893)	(6,535)	(4,901)	(3,233)	68,413	(5,503)	(3,863)
Net cash provided by (used in) investing activities of discontinued operations	—	—	—	—	(142)	(79)	144	(170)	—	—	—	(247)	(105)	(26)

Net cash provided by (used in) investing activities	(1,634)	(1,668)	(1,793)	(1,440)	73,774	(1,719)	(1,826)	(2,063)	(6,535)	(4,901)	(3,233)	68,166	(5,608)	(3,889)

Cash Flows From Financing Activities:
Proceeds from line of credit	—	—	—	—	—	—	—	20,000	—	—	—	20,000	20,000	20,000
Repayment of line of credit	—	—			(34,862)	—			—	—	—	(34,862)	—
Repayment of term loan	(1,750)	(1,750)	(6,386)	(1,750)	(32,231)	(7,715)	(21,727)	(1,750)	(11,636)	(9,886)	(8,136)	(63,423)	(31,192)	(23,477)
Payments for deferred financing cost	(382)	—	—	—	—	—	—	—	(382)	—	—	—	—	—
Member capital contributions	(32)	109	3	147	206	551	747	751	227	259	150	2,255	2,049	1,498
Payments on contingent consideration	—	—	(1,715)	(5,000)	—	—	(5,038)	(462)	(6,715)	(6,715)	(6,715)	(5,500)	(5,500)	(5,500)
Related party loan	—	—	(1,500)	—	—	—	—	—	(1,500)	(1,500)	(1,500)	—	—	—
Distributions to members from sale of Protected	—	—			(28,765)	—			—	—	—	(28,765)	—
Distributions to members	(4,786)	(7,102)	(2,691)	—	(12,575)	(1,146)	(3,558)	(501)	(14,579)	(9,793)	(2,691)	(17,780)	(5,205)	(4,059)

Net cash provided by financing activities	(6,950)	(8,743)	(12,289)	(6,603)	(108,227)	(8,310)	(29,576)	18,038	(34,585)	(27,635)	(18,892)	(128,075)	(19,848)	(11,538)
Effect of exchange rate changes in cash, cash equivalents and restricted cash	(322)	(3)	611	(245)	120	35	130	(735)	41	363	366	(450)	(570)	(605)

Net Increase In Cash	12,430	1,642	3,714	1,840	(20,536)	4,956	(22,540)	24,308	19,626	7,196	5,554	(13,812)	6,724	1,768
Cash and restricted cash:
Beginning of period	36,209	34,567	30,853	29,013	49,549	44,593	67,133	42,825	29,013	29,013	29,013	42,825	42,825	42,825

End of period	$48,639	$36,209	$34,567	$30,853	$29,013	$49,549	$44,593	$67,133	$48,639	$36,209	$34,567	$29,013	$49,549	$44,593

S1 Holdco

Non-GAAP Financials

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Net Income	$3,113	$11,368	$11,772	$6,743	$6,952	$3,891	$(2,029)	$7,549	$32,996	$29,883	$18,515	$16,364	$9,412	$5,520
Income tax expense	262	475	77	151	1,527	198	(173)	355	965	703	228	1,907	380	183
Interest expense	4,162	4,185	4,237	4,286	5,781	5,741	6,332	6,497	16,870	12,708	8,524	24,351	18,570	12,829
Depreciation & amortization	3,625	3,458	3,113	3,689	3,082	3,331	3,889	3,530	13,884	10,259	6,801	13,832	10,750	7,419
Other income/expense (1)	70	(25)	256	(154)	196	294	138	(229)	147	77	102	399	202	(91)
Stock-based compensation and distributions to Members (2)	3,458	673	3,342	2,118	3,362	1,817	2,288	2,008	9,591	6,133	5,460	9,474	6,113	4,295
Terminated product lines (3)	—	—	—	—	—	—	(2)	559	—	—	—	556	556	556
Costs related to acquisitions/business combinations	7,970	2,755	623	1,484	1,033	222	71	1,032	12,833	4,862	2,108	2,358	1,325	1,103
Acquisition earnout	32	31	32	63	62	2,278	373	—	158	126	95	2,713	2,651	373
Severance costs	3	118	164	330	121	393	545	21	615	612	494	1,080	960	567
Other costs, including restructuring	0	8	98	99	101	11	185	98	206	205	197	396	294	283

Adjusted EBITDA	$22,696	$23,046	$23,715	$18,809	$22,217	$18,177	$11,616	$21,420	$88,265	$65,570	$42,524	$73,430	$51,214	$33,036

(1)	Non-cash adjustments related to foreign exchange and asset disposals
(2)	Comprised of distributions to equity holders and non-cash stock-based compensation
(3)

In 2020, S1 Holdco terminated its Social Publishing product line, where it created quiz content primarily for the purpose of display advertising monetization. S1 Holdco has excluded revenue and direct costs associated with this product line for all presented periods

S1 Holdco

Non-Financial Metrcis

(In thousands except ratios)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
O&O Advertising	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	$190,035	$162,606	$160,817	$139,426	$125,241	$108,314	$92,067	$111,878	$652,884	$462,848	$300,242	$437,501	$312,259	$203,945
Advertising Spend (1)	$152,653	$126,404	$123,244	$107,298	$93,800	$80,217	$69,406	$84,066	$509,599	$356,946	$230,542	$327,489	$233,689	$153,472

Adjusted Gross Profit	$37,383	$36,202	$37,572	$32,128	$31,442	$28,097	$22,661	$27,812	$143,284	$105,902	$69,700	$110,012	$78,570	$50,473
O&O Sessions (2)	999,975	859,392	766,293	741,122	691,279	644,780	670,112	815,554	3,366,783	2,366,807	1,507,415	2,821,726	2,130,446	1,485,666
O&O CPS (3)	$0.15	$0.15	$0.16	$0.14	$0.14	$0.12	$0.10	$0.10	$0.15	$0.15	$0.15	$0.12	$0.11	$0.10
O&O RPS (4)	$0.19	$0.19	$0.21	$0.19	$0.18	$0.17	$0.14	$0.14	$0.19	$0.20	$0.20	$0.16	$0.15	$0.14
Spread	24%	29%	30%	30%	34%	35%	33%	33%	28%	30%	30%	34%	34%	33%
Partner Network
Revenue	$9,768	$8,840	$8,763	$8,135	$10,514	$8,955	$7,951	$11,056	$35,505	$25,738	$16,898	$38,477	$27,963	$19,008
Adjusted Gross Profit	$9,768	$8,840	$8,763	$8,135	$10,514	$8,955	$7,951	$11,056	$35,505	$25,738	$16,898	$38,477	$27,963	$19,008
Network Sessions (5)	286,291	278,460	312,406	326,127	318,930	323,878	484,653	392,906	$1,203,284	916,993	638,533	1,520,367	1,201,437	877,559
Network RPS (6)	$0.03	$0.03	$0.03	$0.02	$0.03	$0.03	$0.02	$0.03	$0.03	$0.03	$0.03	$0.03	$0.02	$0.02
Other COR (7)	$2,624	$2,481	$2,922	$3,487	$2,831	$3,674	$4,531	$2,466	$11,514	$8,890	$6,410	$13,503	$10,672	$6,998
Consolidated S1 Revenue	$199,803	$171,445	$169,579	$147,561	$135,755	$117,269	$100,019	$122,935	$688,389	$488,586	$317,140	$475,977	$340,222	$222,953
Consolidated S1 Gross Profit	$44,526	$42,561	$43,413	$36,776	$39,124	$33,377	$26,081	$36,402	$167,275	$122,749	$80,188	$134,985	$95,861	$62,484
O&O Advertising, Excluding Terminated Product Lines
Revenue	$190,035	$162,606	$160,817	$139,426	$125,241	$108,314	$91,712	$106,587	$652,884	$462,848	$300,242	$431,855	$306,613	$198,299
Advertising Spend	$152,653	$126,404	$123,244	$107,298	$93,800	$80,217	$69,053	$79,165	$509,599	$356,946	$230,542	$322,235	$228,436	$148,218
Adjusted Gross Profit	$37,383	$36,202	$37,572	$32,128	$31,442	$28,097	$22,659	$27,422	$143,284	$105,902	$69,700	$109,619	$78,178	$50,081
O&O Sessions (2)	999,975	859,392	766,293	741,122	691,279	644,780	663,135	737,243	3,366,783	2,366,807	1,507,415	2,736,438	2,045,159	1,400,378
O&O CPS (3)	$0.15	$0.15	$0.16	$0.14	$0.14	$0.12	$0.10	$0.11	$0.15	$0.15	$0.15	$0.12	$0.11	$0.11
O&O RPS (4)	$0.19	$0.19	$0.21	$0.19	$0.18	$0.17	$0.14	$0.14	$0.19	$0.20	$0.20	$0.16	$0.15	$0.14
Spread	24%	29%	30%	30%	34%	35%	33%	35%	28%	30%	30%	34%	34%	34%

(1)	Advertising spend is the amount of advertising that is spent to acquire traffic to Owned & Operated websites
(2)	O&O sessions are the total number of monetizable user visits to Owned & Operated websites
(3)	CPS is advertising spend divided by O&O Sessions
(4)	RPS is O&O Revenue divided by O&O Sessions
(5)	Network sessions are the number of monetizable user visits delivered by network partners to RAMP
(6)	RPS is Partner Network revenue divided by Network Sessions
(7)	Other COR are costs of revenue other than advertising spend

Protected.net Group Limited

Unaudited Statements of Operations

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	39,115	38,199	36,028	31,199	25,149	25,415	21,965	18,379	144,541	105,426	67,227	90,908	65,759	40,345
Cost of Revenue	23,186	22,570	23,460	29,731	23,122	23,827	27,892	23,139	98,946	75,760	53,191	97,980	74,858	51,030

Gross profit (Loss)	15,929	15,629	12,568	1,469	2,027	1,587	(5,926)	(4,759)	45,595	29,666	14,037	(7,072)	(9,099)	(10,686)
General and administrative	4,231	3,910	5,074	2,697	2,365	1,730	1,978	637	15,912	11,681	7,771	6,711	4,346	2,616
Related party rent expense	208	133	180	144	111	159	116	150	665	457	324	536	425	266

Total Operating Expenses	4,440	4,042	5,254	2,841	2,476	1,889	2,094	788	16,577	12,138	8,095	7,247	4,771	2,882
Gain on sale of intangible assets	—	—	—	—	—	(1,580)	—	—	—	—	—	(1,580)	(1,580)	—
Foreign currency transaction (gains)/losses	225	583	209	322	(170)	37	60	207	1,341	1,115	532	135	304	267
Other operating income	—	(0)	(222)	(121)	(18)	(3)	(27)	(0)	(343)	(343)	(343)	(48)	(30)	(27)

Other operating expense (income)	225	583	(13)	201	(188)	(1,546)	33	207	997	772	189	(1,494)	(1,306)	240
Operating income (loss)	11,264	11,004	7,326	(1,574)	(262)	1,244	(8,054)	(5,754)	28,020	16,757	5,753	(12,826)	(12,564)	(13,808)
Related party interest expense	—	—	—	—	105	136	130	35	—	—	—	406	301	165
Related party interest income	(303)	(153)	(328)	(157)	—	—	—	—	(941)	(638)	(485)	—	—	—
Interest expense	53	144	235	151	29	—	—	—	583	530	386	29	—	—
Other non-operating expenses/(income)	—	—	(70)	70	(2)	—	—	—	—	—	—	(2)	—	—

Total non-operating expenses/(income), net	(250)	(9)	(163)	64	132	136	130	35	(358)	(108)	(99)	433	301	165
Net income (loss) before income taxes	11,514	11,013	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	28,378	16,865	5,852	(13,258)	(12,865)	(13,973)
Income Tax Expense (Benefit)	(16,139)	966	—	—	—	—	—	—	(15,173)	966	—	—	—	—

Net income (loss)	27,653	10,047	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	43,551	15,899	5,852	(13,258)	(12,865)	(13,973)

Protected.net Group Limited

Unaudited Condensed Balance Sheet

(in thousands)

	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20
ASSETS
Current assets:
Cash	$35,067	$21,112	$14,227	$11,296	$6,253	$7,060	$5,356	$7,020
Restricted cash	1,333	2,148	2,458	5,757	5,604	4,943	4,874	7,321
Prepaid expenses and other current assets	546	548	691	791	359	317	404	327
Deposits	15	3,000	3,000	3,000	3,000	3,000	3,000	—

Total current assets	36,963	26,807	20,376	20,844	15,216	15,320	13,634	14,667

Due from related parties	33,082	33,115	26,249	15,719	10,230	—	244	139
Property, plant and equipment	616	398	373	370	270	195	184	196
Intangible Assets	369	386	415	62	53	54	90	108
Deferred tax assets	17,237	—	—	—	—	—	—	—
Goodwill	284	284	284	—	—	—	—	—

Total assets	$88,550	$60,991	$47,696	$36,995	$25,769	$15,568	$14,153	$15,112

Liabilities and Shareholders’ Deficit:
Accounts payable	$216	$3,029	$732	$2,876	$3,005	$2,698	$3,739	$436
Accrued expenses	10,162	7,537	6,199	7,686	6,704	5,896	5,907	8,441
VAT tax liability	11,404	9,696	9,351	6,965	6,366	8,939	8,446	6,211
Deferred revenue	57,405	58,186	58,731	54,139	47,431	41,855	39,044	34,156
Related party deferred revenue	166	187	208	229	168	—	—	—
Current portion of note payable	2,813	2,250	2,813	2,250	1,500	—	—	—
Due to related party	23	—	—	—	4	3,501	5,599	6,243
Refund liability	537	429	449	597	512	558	405	428

Total current liabilities	82,725	81,313	78,482	74,741	65,690	63,447	63,140	55,915

Note payable, net of current portion and deferred financing costs	10,546	11,086	11,636	12,164	8,352	—	—	—
Deferred tax liability	—	966	—	—	—	—	—	—

Total liabilities	$93,271	$93,365	$90,118	$86,905	$74,042	$63,447	$63,140	$55,915

Commitments and Contingencies
Shareholders’ Deficit:
Class A Preferred shares	11	11	11	11	11	11	11	11
Class B Common shares	11	11	11	11	11	11	11	11
Additional paid-in capital	40,953	40,953	40,953	40,953	40,953	40,953	40,953	40,953
Accumulated deficit	(45,696)	(73,349)	(83,396)	(90,885)	(89,247)	(88,854)	(89,962)	(81,778)

Total Shareholders’ deficit	(4,721)	(32,374)	(42,421)	(49,911)	(48,273)	(47,879)	(48,987)	(40,803)

Total Liabilities and Shareholders’ Deficit	$88,550	$60,991	$47,696	$36,995	$25,769	$15,568	$14,153	$15,112

*	Class A Preferred shares, par value £0.0001 per share, 7,992,009 shares authorized, issued, and outstanding on September 30, 2021 and December 31, 2020, respectively
**	Class B Common shares, par value £0.0001 per share, 7,960,105 shares authorized, issued, and outstanding on September 30, 2021 and December 31, 2020, respectively

Protected.net Group Limited

Unaudited Condensed Statements of Cash Flow

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Cash Flows From Operating Activities:
Net income (loss)	27,653	10,047	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	43,551	15,899	5,852	(13,258)	(12,865)	(13,973)
Adjustments to reconcile net loss to net cash used in operating activities:									—
Depreciation	49	39	36	28	24	18	17	15	151	102	63	75	51	33
Amortization	24	29	29	12	13	16	18	19	94	70	41	67	54	37
Gain on sale of Network Protected intangible assets	—	—	—	—	—	(1,580)	—	—	—	—	—	(1,580)	(1,580)	—
Amortization of deferred financing costs	23	13	34	13	2	—	—	—	82	59	46	2	—	—
Interest income on loan with System 1 SS Protect Holdings, Inc.	638	(189)	(307)	(143)	(2)	—	—	—	—	(638)	(450)	(2)	—	—
Financing fee income on loan with System 1 SS Protect Holdings, Inc.	(21)	(21)	(21)	(14)	—	—	—	—	(77)	(56)	(35)	—	—	—
Change in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other current assets	(98)	143	112	(432)	(43)	188	(77)	(244)	(275)	(177)	(320)	(177)	(134)	(321)
Deposits	2,985	—	—	—	—	—	(3,000)	—	2,985	—	—	(3,000)	(3,000)	(3,000)
Accounts payable	(2,813)	2,295	(2,471)	(129)	302	(1,041)	3,303	(2,620)	(3,118)	(305)	(2,600)	(56)	(358)	683
Accrued expenses	2,625	1,338	(1,402)	982	808	(11)	(2,534)	3,809	3,544	918	(420)	2,072	1,264	1,275
VAT tax liability	1,708	345	2,385	599	(2,573)	494	2,235	(1,957)	5,037	3,329	2,984	(1,801)	772	278
Refund liability	108	(20)	(148)	85	(46)	152	(22)	11	25	(83)	(63)	95	141	(11)
Deferred revenue	(780)	(545)	4,593	6,708	5,576	2,811	4,888	4,453	9,974	10,755	11,300	17,727	12,152	9,340
Deferred tax assets	(17,237)	—	—	—	—	—	—	—	(17,237)	—	—	—	—	—
Related party deferred revenue	(21)	(21)	(21)	61	168	—	—	—	(2)	19	40	168	—	—
Deferred tax liability	(966)	966	—	—	—	—	—	—	—	966	—	—	—	—
Due from related party	(921)	109	29	(83)	(168)	244	(104)	(137)	(866)	55	(54)	(165)	3	(241)
Due to related party	23	—	—	(4)	1,266	(861)	(644)	(11)	18	(4)	(4)	(250)	(1,516)	(655)

Net cash generated by (used in) operating activities	12,978	14,529	10,337	6,043	4,933	1,539	(4,105)	(2,451)	43,887	30,909	16,380	(84)	(5,017)	(6,556)

Cash Flows From Investing Activities:
Purchases of intangibles, property, plant and equipment	(274)	(63)	(40)	(147)	106	(29)	(5)	(72)	(524)	(250)	(187)	—	(106)	(77)
Proceeds from sale of intangibles	100	—	—	—		1,500	—	—	100	—	—	1,500	1,500	—
Cash received in acquisition of Host Plus Limited, net of cash paid	—	—	13	—	—	—	—	—	13	13	13	—	—	—
Loan advanced to Just Develop It	(16,223)	(4,981)	(8,430)	—	—	—	—	—	(29,635)	(13,411)	(8,430)	—	—	—
Repayment of loan by Just Develop It	16,223	4,981	8,430	—	(213)	—	—	—	29,635	13,411	8,430	(213)	—	—
Loan advanced to Company director	(228)	(1,706)	(282)	—	238	(238)	—	—	(2,216)	(1,988)	(282)	—	(238)	—
Repayment of loan by Company director	566	1,651	—	—	—	—	—	—	2,216	1,651	—	—	—	—
Loan advanced to System 1 SS Protect Holdings, Inc.	—	(6,711)	(9,948)	(5,250)	(10,060)	—	—	—	(21,909)	(21,909)	(15,197)	(10,060)	—	—

Net cash used by investing activities	164	(6,829)	(10,257)	(5,397)	(9,929)	1,234	(5)	(72)	(22,319)	(22,483)	(15,653)	(8,773)	1,157	(77)

Cash Flows From Financing Activities:
Proceeds from bank loan	—	—	—	5,000	10,000	—	—	—	5,000	5,000	5,000	10,000	—	—
Repayment of principal on bank loan	—	(1,125)	—	(375)	—	—	—	—	(1,500)	(1,500)	(375)	—	—	—
Proceeds from related party loans	—	—	—	—	2,000	—	—	9,000	—	—	—	11,000	9,000	9,000
Repayment of related party loans	—	—	—	—	(11,000)	3,000	—	(3,000)	—	—	—	(11,000)	—	(3,000)
Repayment of loan to Just Develop It	—	—	(449)	—	4,000	(4,000)	—	—	(449)	(449)	(449)	—	(4,000)	—
Payment of deferred financing costs	—	—	—	(75)	(150)	—	—	—	(75)	(75)	(75)	(150)	—	—

Net cash (used in) provided by financing activities	—	(1,125)	(449)	4,550	4,850	(1,000)	—	6,000	2,976	2,976	4,101	9,850	5,000	6,000

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Net change in cash	13,142	6,574	(368)	5,197	(147)	1,773	(4,110)	3,477	24,544	11,403	4,828	993	1,140	(633)

Cash, beginning of period	23,259	16,685	17,053	11,856	12,003	10,230	14,341	10,863	11,856	11,856	11,856	10,863	10,863	10,863

Cash, end of period	$36,401	$23,259	$16,685	$17,053	$11,856	$12,003	$10,230	$14,341	$36,401	$23,259	$16,685	$11,856	$12,003	$10,230

Protected.net Group Limited

Non-GAAP Financials

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Net income (loss)	$27,653	$10,047	$7,489	$(1,638)	$(394)	$1,108	$(8,184)	$(5,789)	$43,551	$15,899	$5,852	$(13,258)	$(12,865)	$(13,973)
Income Tax Expense	(16,139)	966	—	—	—	—	—	—	(15,173)	966	—	—	—	—
Interest expense, net	(56)	(131)	(165)	(6)	93	131	176	35	(358)	(302)	(171)	435	342	211
Depreciation & amortisation	73	69	65	39	37	35	35	34	245	172	104	141	105	70
Terminated product lines (1)	(13)	29	3	62	(336)	(1,691)	86	163	81	94	64	(1,777)	(1,441)	250
Costs related to acquisitions/business combinations	699	196	499	297	32	—	—	—	1,690	991	795	32	—	—
Non-cash foreign exchange adjustments	228	581	209	322	(194)	46	68	190	1,341	1,112	532	110	304	258
VAT accrual for previously uncollected VAT	956	1,110	1,492	1,116	615	866	1,408	46	4,675	3,718	2,608	2,934	2,319	1,453
Director salary payments	922	936	949	—	—	—	—	—	2,806	1,885	949	—	—	—
Other costs including restructuring	—	—	—	—	424	34	—	—	—	—	—	458	34	—

Adjusted EBITDA	$14,323	$13,803	$10,540	$193	$277	$529	$(6,411)	$(5,320)	$38,859	$24,536	$10,733	$(10,925)	$(11,202)	$(11,731)

(1)

Protected terminated its Network Protect VPN product. Protected has excluded revenue, direct costs and operating expenses associated with this product line from Adjusted EBITDA for all presented periods

Protected.net Group Limited

Non-Financial Metrcis

(In thousands except ratios)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Billings (1)	$38,443	$37,632	$40,473	$37,992	$31,126	$27,758	$26,458	$22,529	$154,541	$116,097	$78,465	$107,871	$76,745	$48,987
Change in Deferred Revenue During Period	$(671)	$(567)	$4,445	$6,792	$6,287	$2,591	$4,796	$4,409	$9,999	$10,671	$11,238	$18,084	$11,796	$9,205
Advertising Spend (2)	$17,986	$16,966	$17,884	$23,626	$17,562	$18,059	$22,467	$18,575	$76,462	$58,477	$41,510	$76,664	$59,101	$41,042
Beginning Subscribers	2,208	2,187	2,128	1,905	1,770	1,586	1,357	1,234	1,905	1,905	1,905	1,234	1,234	1,234
Ending Subscribers (3)	2,208	2,208	2,187	2,128	1,905	1,770	1,586	1,357	2,208	2,208	2,187	1,905	1,770	1,586
New Subscribers (4)	312	298	331	462	324	341	398	275	1,403	1,091	793	1,338	1,014	673
CTA (5)	$57.73	$56.91	$54.10	$51.10	$54.23	$52.95	$56.42	$67.53	$54.51	$53.60	$52.35	$57.29	$58.27	$60.96
ARPU (6)	$17.41	$17.13	$18.76	$18.84	$16.94	$16.54	$17.98	$17.39	$75.15	$56.45	$38.35	$68.72	$51.09	$34.74

(1)	Billings is the total amount billed to customers during a period

(2)	Advertising spend is the total amount spent on advertising to acquire new subscribers during a period

(3)	Ending subscribers are the number of paying subscribers for its products, at the end of a period

(4)	New subscribers are the number of new subscribers acquired for its products, during a period

(5)	CTA is advertising spend divided by new subscribers in a period

(6)	ARPU is the billings in a period divided by average of the beginning and ending subscribers during that period

*	Deferred revenue from billings is amortized on a straight line basis over the subscription period and recognized as revenue in the financial statements

**	Excludes metrics for terminated product lines